SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 1999
                                                -------------------------


                              MACROCHEM CORPORATION
       ------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                 0-13634             04-2744744

      (STATE OR OTHER            (COMMISSION          (IRS EMPLOYER
      JURISDICTION OF            FILE NUMBER)       IDENTIFICATION NO.)
      INCORPORATION)



            110 Hartwell Avenue, Lexington, Massachusetts 02421-3134
       ------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER: (781) 862-4003
                              -------------------------------------------


                                       N/A
       ------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS
         ------------

     On August 13, 1999 the Board of Directors of MacroChem Corporation (the "Company") declared a dividend of one right (the "Rights") to purchase one one-hundredth (1/100th) of a share of Series B Preferred Stock, par value $.01 per share, of the Company for each outstanding share of Common Stock, par value $.01 per share, of the Company. The dividend is payable September 10, 1999 to stockholders of record at the close of business on such date. The terms of the Rights are set forth in the Rights Agreement dated as of August 13, 1999 between the Company and American Stock Transfer & Trust Company, as Rights Agent, a copy of which is filed herewith as an exhibit and incorporated herein by reference.

     On August 13, 1999 the Board of Directors of the Company adopted certain amendments to the Company's by-laws. A copy of the Company's Amended and Restated By-laws is attached herewith as an exhibit and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------------------------------

(C)  EXHIBITS:

         1. Rights Agreement dated as of August 13, 1999 ("Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent.

         2. Form of Certificate of Designation with respect to the Series B Preferred Stock, par value $.01 per share, of the Company (attached as Exhibit A to the Rights Agreement).

         3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).

         4.   Summary of Rights (attached as Exhibit C to the Rights Agreement).

         5.   Amended and Restated By-laws of the Company.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MacroChem Corporation


Date:  August 26, 1999              By: /S/ ALVIN J. KARLOFF
                                    ---------------------------------
                                    Name: Alvin J. Karloff
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX


The following designated exhibits are filed herewith:

1.  Rights Agreement dated as of August 13, 1999 ("Rights
    Agreement") between the Company and American Stock Transfer &
    Trust Company, as Rights Agent.

2. Form of Certificate of Designation with respect to the Series B Preferred Stock, par value $.01 per share, of the Company
    (attached as Exhibit A to the Rights Agreement).

3.  Form of Rights Certificate (attached as Exhibit B to the
    Rights Agreement). Pursuant to the Rights Agreement, printed
    Rights Certificates will not be mailed until the Distribution
    Date (as defined in the Rights Agreement).

4.  Summary of Rights (attached as Exhibit C to the Rights Agreement).

5.  Amended and Restated By-laws of the Company.